REEVES INDUSTRIES, INC.

                           Non-Qualified Stock Option Agreement


                       THIS AGREEMENT is entered into by  and  between  REEVES
            INDUSTRIES, INC., a Delaware Corporation (the "Company"), and JAMES W. HART (the "Optionee").

                                          W I T N E S S E T H

                      WHEREAS, Optionee has provided continuous and valuable service to the Company as an officer and/or director since 1986;

                      WHEREAS, the Board of Directors of the Company has determined that it is in the Company's best interest to issue to the Optionee an option in consideration of his continued service to the Company;

                      WHEREAS, to secure the continued loyal services of Optionee into the future, the Board of Directors of the Company has granted to Optionee, affective January 15, 1994 (the "Grant Date"), a non-qualified stock option (the "Option") to purchase shares of the Common Stock, par value One Cent ($.01) per share (the "Common Stock"), of the Company upon the terms and conditions hereinafter stated;

                      WHEREAS, Optionee has agreed to continue to provide services to the Company as Chairman of the Board and in such other capacity as requested by the Board of Directors on such terms and conditions as are agreed to by Optionee and the Company for three years following the Grant Date;


                       NOW,  THEREFORE,  in  consideration of the covenants
            herein set forth, the parties agree as follows:

                       1. Shares; Price. This Agreement hereby evidences the Option granted to Optionee effective as of the Grant Date, to purchase, upon and subject to the terms and conditions herein stated all or any part of an aggregate of Three Million Eight Hundred Thousand (3,800,000) shares of Common Stock of the Company. This Option shall (i) be immediately exercisable (in whole or in part) for 1,400,000 shares at the exercise price of $.56; (ii) be exercisable (in whole or in part) for an additional 1,400,000 shares on or after the first anniversary of the Grant Date at the exercise price of $.75 per share; and (iii) be exercisable (in whole or in part) for an additional 1,000,000 shares on or after the second anniversary of the Grant Date at the exercise price of $1.00 per share.

                       2. Term of Option. This option and all rights hereunder shall expire on December 31, 2023.

                       3. Exercise. This Option may be exercised, as to any or all shares covered by this Option, at any time after the exercise dates set forth in Paragraph 1 above and prior to the expiration or termination of this Option by delivery to the Company at its principal office of (a) written notice of exercise of this Option, stating the number of shares then being purchased hereunder; (b) a check or cash in the amount of the full purchase price of such shares; (c) the written statement provided for in
            Section 7 hereof; and (d) such  other  documents or instruments as


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            may be required by any then applicable federal or  state  laws  or regulations, or regulatory agencies pertaining to this option, any exercise thereof and/or any offer, issue, sale or purchase of
            any shares covered by this option.    At the time of  the  exercise
            of this Option, Optionee shall make arrangements which are acceptable to the Board of Directors of the Company, in its sole discretion, for the withholding of federal and state taxes required by law to be withheld with respect to such exercise. Not less than 5,000 shares may be purchased at any one time.
            After the Company has received all of the foregoing, the Company shall proceed with reasonable promptness to issue the shares so purchased upon such exercise of the Option.

                     4. Termination of Employment or Service. The Option granted hereunder shall survive any termination of optionee's employment or service with the Company or a subsidiary and may be exercised by Optionee in accordance with Section 3 hereof, notwithstanding such termination of employment or service, for a
            period ending (i)   ten years after  such  termination  or  until
            December 31, 2023, whichever first occurs if such termination is prior to Optionee's 65th birthday and (ii) December 31, 2023, if
            such  termination  is  on  or  after  Optionee's   65th   birthday;
            provided however, if Optionee shall quit the employ of the Company without cause prior to the second anniversary of the Grant Date the total number of shares of Common Stock subject to this Option shall be reduced to the number of shares that the Option is exercisable for at the time of Optionee's resignation.

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             Notwithstanding any other  provision  contained  herein,   if
             Optionee shall die or become unable to perform service for the Company as a result of a physical or mental disability, this option shall become immediately exercisable in its entirety, and his personal representative or the person entitled to succeed to his rights hereunder shall have the right, at  any  time  prior  to
             December 31, 2023, to exercise this Option in full.   However,  in
             no event  shall  this  option  extend  beyond  the  period  of  its
             expiration or termination as described in Section 2 hereof.   No
             provision of this Option shall confer any right to continue in the employ or service of the Company or any of its subsidiaries or interfere in any way with the right of the Company and its subsidiaries to terminate any employment or service at any time.

                       5.   No  Assignment.    This  Option   shall   not   be
             assignable or transferable except by will or by the laws of descent and distribution and shall be exercisable during his lifetime only by Optionee.

                      6.   No Rights as Stockholder.  Optionee shall have  no
             right as a stockholder with respect to the Common Stock covered by the Option until the date of the issuance of a stock certificate or stock certificates to him. Except as provided in
             Section 10 hereof, no adjustment will be made for dividends or other rights for which the record date (or if there is no record date established, then the date established for the distribution of such dividend or right) is prior to the date such stock certificates are issued.




                                             -4-

                       7.   Shares   Purchased   for   Investment.    Optionee
            represents and agrees that if he exercises this Option in whole or in part, he will acquire the shares upon such exercise for the purpose of investment and not with a view to their resale or distribution, and Optionee agrees that, if requested by the Company so to do, upon each exercise of this Option, Optionee or any person or persons entitled to exercise this option pursuant to the provisions of Section 4 hereof shall furnish to the
            Company  a  written  statement  that  Optionee or such person   or
            persons are acquiring such shares upon exercise for purposes of investment and not with a view to their resale or distribution.
            No  shares  shall  be  purchased and the Company  shall  have   no
            obligation to issue any shares, upon any exercise  of  this  option
            unless and until:    (a) any then  applicable requirement of  state
            and federal laws and regulatory agencies pertaining to this Option, and exercise thereof and/or the offer, issue, sale or purchase of any shares covered by this option shall have been fully complied with to the satisfaction of the Company and its counsel; and (b) if requested by the Company so to do, upon each exercise of this Option, Optionee or any person or persons entitled to exercise this Option pursuant to the provisions of
            Section 4 hereof, shall have furnished to the Company a written statement to the affect that such shares are being acquired upon such exercise for the purpose of investment and not with a view to their resale or distribution, such written statement to be
            satisfactory in form and substance to the Company.   The   Company
            may,  at  its  option,  place  a   legend   on   each  certificate
            representing shares purchased  upon  exercise  of  this   Option,
            stating, in effect, that such shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and
            that the transferability thereof is restricted.     If  the  shares
            represented by this option are registered under the Act, either before or after any exercise of this option (in whole or in part) , the Board of Directors shall relieve Optionee of the foregoing investment representations and agreements.

                      8. Bonus. In connection with the exercise of all or any part of this Option pursuant to Section 3, Optionee or any person or persons entitled to exercise this option under Section 4 hereof may, in the discretion of the Board of Directors, be paid a cash bonus equal to an amount up to the excess, if any, of the fair market value per share of the Common Stock of the Company on the date of exercise over the Option price per share multiplied by the number of shares of Common Stock acquired
            pursuant to such exercise.     Such bonus shall be  paid  not  later
            than 90 days after the date of the exercise of the Option.       The
            Company shall have the right to deduct all applicable federal and state taxes required by law to be withheld from all payments made
            hereunder with respect to such bonus.      A bonus  in  such  amount
            shall, in the discretion of the Board of Directors, be paid in connection with each exercise of this option otherwise allowable hereunder.

                      9.   Modificaions and Termination.     The  rights  of
            Optionee are not subject to modification and termination except with the written consent of the Optionee, or, after his death, his successor or heir.

                      10. Anti-Dilution Rights. In the event of any change in outstanding Common Stock of the Company by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination or exchange of shares, or the issuance on a pro rata basis to stockholders of any rights, warrants or options to acquire stock, or any other change in the capitalization of the Company, the aggregate number of shares subject to this Option, and the Option price, shall be appropriately adjusted by the Board of Directors of the Company, whose determination shall be conclusive.

                      11.  Registration Rights.    The holders of  the  shares
            issuable under the Option shall have the registration rights set forth in Appendix 1 hereto with respect to such shares.

                      12.  Purpose of this Option.      The Company is  of  the
            opinion that the granting of the Option to Optionee will stimulate the effort of Optionee, strengthen his desire to remain in the active service of the Company and provide him with a more direct interest in the Company and thereby further the objective of the Company for the benefit of all the stockholders.

                      13.  Miscellaneous.    Section and  other  headings  are
            included herein for reference purposes only and shall not be construed or interpreted as part of this Agreement. Wherever and


                                           -7-

             whenever the context of this Agreement shall so require, the gender of any noun or pronoun shall include both the masculine and feminine and the singular shall include the plural and the plural shall include the singular.

                  IN WITNESS WHEREOF, the parties hereto have  executed
             this Agreement as of the 26th day of January, 1994.


                                         REEVES INDUSTRIES, INC


                                         By:/s/James W. Hart
                                            Title: Chairman

                                         OPTIONEE

                                                   /s/James W. Hart
                                                   James W. Hart

                                                                   APPENDIX   1



                                    REGISTRATION RIGHTS

                 A.   Obligations  of  Company.  The  Company  shall  use   its
     best efforts to cause a registration statement on Form S-8 (or any successor form) to be filed with the Securities and Exchange
     Commission      (the   "SEC")  and  declared    effective    under     the
     Securities Act  of  1933,  as  amended  (the  "Act"),  relating  to  the
     shares  underlying  the  Option  to  which   these   registration   rights
     are  attached  (the  "Shares")  prior  to  the  expiration  of    the
     Option.       The   foregoing   obligation   of   the   Company   is    not
     contingent  upon  a  request  from  the  holder  (the  "Holder")  of   the
     Option  (or  the   Shares,   in   the   event   the   option   has   been
     exercised) and  the  Company  shall  give  the  Holder  prompt  notice  of
     the  filing  and  effectiveness   of   the   registration   statement   on
     Form S-8.      The  Company's  obligations   under   this   provision   are
     subject  to  the  other  terms  of  this  Appendix  1  including   those
     terms relating to expenses of registration.

                 B. Piggy-back Registration Rights. In the event that the Company, following the exercise of the Option to which these right apply, files a registration statement under the Act
     relating to the offer of its common stock for cash, except   for
     offers in connection with an employee benefit plan of the Company, an acquisition, merger or similar transaction, the Company shall give the Holder of the Shares written notice of the proposed filing at least 15 days in advance thereof and if, within 10 days after the Holder receives such notice, the Company is notified in writing from the Holder that he wishes to include the Shares in such registration statement for sale thereunder, the Company shall use its best efforts to cause the Shares to be included in such registration statement; provided, however, the Company shall have no such duty unless the shares sought to be
     included  in   such   registration statement equal not less than
     50,000 shares. In connection with such underwriting, the Holder agrees to enter into an appropriate underwriting agreement with the Company and the principal underwriter.

              C. Obligations of Optionee. The Holder shall furnish to the Company in writing all information required by the Act and the rules and regulations of the SEC thereunder relating to the proposed distribution of the Holder's Shares or any other matters required to be disclosed with respect to Holder in the registration statement or prospectus.

               D.   Terms  and  Conditions  of the Company's Obligations.
     The obligations of the Company and Holder under this agreement shall be subject to the following additional terms and conditions. The Company shall: (i) except with respect to a registration statement on Form S-8 under Section A, not be obligated to register shares if counsel for the Company renders a written opinion that registration of the shares is not required under the provisions of the Act in connection with a public sale thereof; (ii) not be obligated to keep any registration statement in effect for more than a reasonable length of time following the effective date of any such registration statement and in no event longer than 120 days from its effective date and may deregister all or a portion of the shares covered thereby after such time; and (iii) be supplied by the Holder with any information regarding the Holder required  to  be  stated  in  the  registration
     statement and in connection with sales pursuant thereto.         The
     registration rights set forth herein expire with respect to Shares which are transferred by the Optionee as set forth in the Option Agreement or any subsequent Holder upon the transfer of such Shares other than by a private placement.

              E.   Expenses   of   Registration.       If   shares    are
     registered under this agreement, the Holder shall, except with respect to a registration statement on Form S-8 under Section A, pay its pro rata share of the fees (including filing fees with any governmental or regulatory body), underwriting discounts and commissions attributable to the shares included under the registration statement pursuant to this agreement; provided, however, that if the registration statement is withdrawn without the concurrence of the Holder, then such fees and expenses shall be paid by the Company. To the extent permitted by state or federal securities law, the Company shall pay all additional costs in preparing and filing the registration statement, including fees of the Company's counsel and auditors, the costs of printing and distribution.

            F.   Change in SEC Procedures and Forms.    In  the  event
     the SEC shall adopt new procedures or forms which authorize or allow other amounts of secondary distribution which may require action by the Company other than registration under the Act, the Company and the Holder agree that the foregoing provisions shall apply, as nearly as may be practicable, to such new procedures or forms.